VGOF-P13 09/25

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

LEGG MASON PARTNERS INVESTMENT TRUST

SUPPLEMENT DATED SEPTEMBER 12, 2025 TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

OF EACH FUND LISTED IN SCHEDULE A

Effective September 12, 2025, the following changes are made to the prospectus and SAI of each fund listed in Schedule A.

1.	The following replaces the section titled “Redeeming shares — Redemption proceeds” in each fund’s prospectus:

Your redemption proceeds normally will be sent within 2 business days after your request is received in good order, but in any event within 7 days, regardless of the method the fund uses to make such payment (e.g., check, wire or electronic transfer (ACH)). If you make a redemption request before the fund has collected payment for the purchase of shares, the fund may delay your proceeds until payment is collected, for up to 10 days.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended beyond 7 days, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the Securities and Exchange Commission (“SEC”).

If you have a brokerage account with a Service Agent, your redemption proceeds may be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee by your bank on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record. You will not receive interest on uncashed redemption checks.

Under normal circumstances, the fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. The fund also may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time.

To the extent consistent with applicable laws and regulations, the fund reserves the right to pay all or a portion of your redemption proceeds by giving you securities (an “in-kind” redemption), under both normal and stressed market conditions. The fund generally expects to use in-kind redemptions in stressed market conditions or under other circumstances where the manager considers in-kind redemption to be beneficial to the fund, such as redemption requests that represent a large percentage of the fund’s net assets in order to minimize the effect of the large redemption on the fund and its remaining shareholders. The fund does not expect to use in-kind redemptions for retail investors who hold shares of the fund through a financial intermediary.

In-kind redemptions typically will be effected through a pro rata distribution of all publicly traded portfolio securities or securities for which quoted bid prices are available, subject to certain exceptions. In some cases, in-kind redemptions may be made other than through a pro rata distribution in accordance with procedures approved by the fund’s Board. The securities distributed in an in-kind redemption will be valued in the same manner as they are valued for purposes of computing the fund’s net asset value.

You may pay transaction costs to dispose of securities received through an in-kind redemption, and you may receive less for them than the price at which they were valued for purposes of the redemption.

The fund has available an unsecured revolving credit facility (the “Global Credit Facility”) that may be used as an additional source of liquidity to fund redemptions of shares. There can be no assurance that the Global Credit Facility will remain available to the fund generally or that any available credit under the Global Credit Facility will be available to the fund when the fund seeks to draw on the Global Credit Facility.

During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be comprised of investments that have lower liquidity, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.

For information regarding procedures for in-kind redemptions, please contact the Distributor.

2.	The following replaces the section titled “Redemption of Shares — Redemptions In Kind” in each fund’s SAI:

To the extent consistent with applicable laws and regulations, the Fund reserves the right to satisfy all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions), except in the case of redemption requests by retail investors who hold shares of the Fund through financial intermediaries. The Fund will effect an in-kind redemption only when the Fund determines it to be in the Fund’s best interest to do so, and in accordance with the Fund’s policies on in-kind redemptions. In-kind redemptions may benefit the Fund and its shareholders by reducing the need to maintain significant cash balances or to sell securities held in the Fund to meet redemption requests, or for other selling activities and, in so doing, may avoid or reduce cash drag, transaction costs and capital gain realization that could otherwise arise from reserves maintained or securities sold.

In some circumstances, the Fund, in its discretion, may accept large purchase orders from one or more financial institutions that are willing, upon redemption of their investment, to receive redemption proceeds in-kind rather than in cash. The Fund’s ability to pay these redemption proceeds in-kind relieves it of the need to sell the securities that are distributed in-kind and allows it to avoid the brokerage and other transaction costs associated with such sale. As with other in-kind redemptions, the Fund would enter into these transactions only when it determines it to be in the Fund’s best interests to do so, and in accordance with the Fund’s policies covering in-kind redemptions.

With respect to any in-kind redemption, shareholders will receive either a pro rata basket or a custom basket of securities. In constructing a custom basket, the Manager may select, or give greater weight to, specific securities as a means of their disposition.

Securities delivered through an in-kind redemption will be valued in the same manner as they are for purposes of determining the Fund’s net asset value.

The Fund may provide a shareholder receiving redemption proceeds in-kind with information concerning the securities to be distributed. To the extent the redeeming shareholder receives information regarding a significant portion of the securities held by the Fund, the redeeming shareholder may be required to agree to keep the information confidential, except to the extent necessary to dispose of the securities.

Any transaction costs or other expenses involved in liquidating securities received in an in-kind redemption will be borne by the redeeming investor. The market price of those securities will be subject to fluctuation until they are sold. In addition, a redemption is generally a taxable event for shareholders, regardless of whether the redemption is satisfied in cash or in kind.

Also, there is a risk that in-kind redemptions could negatively impact the market value of the securities redeemed in-kind and, in turn, the net asset value of the Fund.

For additional information regarding procedures for in-kind redemptions, please contact the Distributor.

Fund	Date of Prospectus and SAI
LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

ClearBridge Global Infrastructure Income Fund	February 1, 2025
ClearBridge International Growth Fund	March 1, 2025
ClearBridge Small Cap Fund	March 1, 2025
ClearBridge Value Fund	March 1, 2025

LEGG MASON PARTNERS INVESTMENT TRUST

ClearBridge Appreciation Fund	March 1, 2025
ClearBridge Dividend Strategy Fund	May 1, 2025
ClearBridge Growth Fund	January 1, 2025
ClearBridge International Value Fund	March 1, 2025
ClearBridge Large Cap Growth Fund	April 1, 2025
ClearBridge Large Cap Value Fund	March 1, 2025
ClearBridge Mid Cap Fund	March 1, 2025
ClearBridge Mid Cap Growth Fund	March 1, 2025
ClearBridge Select Fund	March 1, 2025
ClearBridge Small Cap Growth Fund	March 1, 2025
ClearBridge Sustainability Leaders Fund	March 1, 2025
ClearBridge Tactical Dividend Income Fund	March 1, 2025

Please retain this supplement for future reference.

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